                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 20, 2003

                Advanta Business Receivables Corp., as Transferor
                 on behalf of Advanta Business Card Master Trust
            ---------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Nevada                           333-81788                              23-2852207
--------------------------------   ----------------------------   ----------------------------------------
  (State or Other Jurisdiction       (Commission File Number)       (IRS Employer Identification Number)
       of Incorporation

                       Advanta Business Receivables Corp.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                           333-81788                              23-2852207
--------------------------------   ----------------------------   ----------------------------------------
  (State or Other Jurisdiction       (Commission File Number)       (IRS Employer Identification Number)
       of Incorporation

Attention: General Counsel
639 Isbell Road
Suite 390
Reno, Nevada                                                            89509
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (775) 823-3080

          (Former name or former address, if changed since last report)
________________________________________________________________________________

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         Description of the Notes and the Receivables.

         Advanta Business Receivables Corp. (the "Registrant") registered the Advanta Business Card Master Trust Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (file No. 333-81788), as amended (the "Registration Statement").

         As set forth in the Registration Statement, the Registrant formed Advanta Business Card Master Trust (the "Issuer") which issued $289,500,000 in aggregate principal amount of its Series 2003-B Asset Backed Notes (the "Notes") that were registered pursuant to the Registration Statement on June 20, 2003 (the "Closing Date").

         This Current Report Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be issued in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement.

         The primary assets of the Issuer are a pool of receivables in a portfolio of MasterCard(R)(1) and VISA(R)(1) business revolving credit card accounts.

ITEM 7.                FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                       EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

Exhibit No.                                      Description
-----------            --------------------------------------------------------------
1.1                    Underwriting Agreement, dated June 12, 2003, among Advanta
                       Business Receivables Corp., Advanta Bank Corp. and Deutsche
                       Bank Securities Inc., as Representative of the Underwriters.

4.1                    Series 2003-B Indenture Supplement, dated as of June 1, 2003, between the Issuer and Deutsche Bank Trust Company Americas
                       (formerly known as Bankers Trust Company), as indenture
                       trustee.

------------------------
(1) MasterCard(R)and VISA(R)are federally registered servicemarks of MasterCard International Inc. and VISA, U.S.A. Inc., respectively.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2003

                                   ADVANTA BUSINESS CARD MASTER TRUST

                                   By: Advanta Bank Corp., as attorney-in-fact

                                   By: /s/ Michael Coco
                                   ---------------------------------------------
                                   Name: Michael Coco
                                   Title: Vice President

                                   ADVANTA BUSINESS RECEIVABLES CORP.

                                   By: /s/ Mark Shapiro
                                   ---------------------------------------------
                                   Name: Mark Shapiro
                                   Title: Vice President and Assistant Treasurer

                                  EXHIBIT INDEX

Exhibit No.                                   Description
-----------                -----------------------------------------------------
1.1                        Underwriting Agreement, dated June 12, 2003, among
                           Advanta Business Receivables Corp., Advanta Bank
                           Corp. and Deutsche Bank Securities Inc., as
                           Representative of the Underwriters.

4.1                        Series 2003-B Indenture Supplement, dated as of
                           June 1, 2003, between the Issuer and Deutsche Bank
                           Trust Company Americas (formerly known as Bankers
                           Trust Company), as indenture trustee.